UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2014

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of	(I.R.S. Employer Identification No.)
organization)

26 Summer Street, Bridgewater, Massachusetts 02324

(Address of Principal Executive Offices, Including Zip Code)

(508) 819-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 - Results of Operations and Financial Condition

On October 23, 2014, Chase Corporation (the “Company”) announced its fourth quarter results for the fiscal year ended August 31, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 5 - Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chase Corporation announced on October 23, 2014 that, as part of the Company’s succession plan, effective with its annual shareholders meeting scheduled for February 3, 2015, and subject to final board approval at that time, Adam P. Chase, its current President and Chief Operating Officer will be named Chief Executive Officer and Peter R. Chase, its current Chairman and Chief Executive Officer, will be named Executive Chairman.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on October 23, 2014 announcing its fourth quarter of fiscal year 2014 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: October 23, 2014	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on October 23, 2014 announcing its fourth quarter of fiscal year 2014 financial results.